                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS BOX]

SEEKS TO ACHIEVE A HIGH RATE OF TOTAL RETURN

KEMPER-DREMAN
HIGH RETURN EQUITY FUND

                 "... The fund's largest holdings were also its
                      strongest performers this year. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
TERMS TO KNOW
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF
INVESTMENTS
14
REPORT OF
INDEPENDENT AUDITORS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
Class A                                           14.25%
Class B                                           13.22%
Class C                                           13.32%
Lipper Equity Income Funds Category Average*      10.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  11/30/98   11/30/97
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS A                $35.69     $33.52
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS B                $35.51     $33.37
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS C                $35.54     $33.38
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS FUND MAY CONCENTRATE ITS INVESTMENTS IN SPECIFIC SECTORS WHICH CREATES SPECIAL RISK CONSIDERATIONS.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND RANKINGS AS OF 11/30/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                    CLASS A              CLASS B             CLASS C
--------------------------------------------------------------------------------
1-YEAR         #54 of 218 funds     #72 of 218 funds    #69 of 218 funds
--------------------------------------------------------------------------------
3-YEAR          #1 of 141 funds      #5 of 141 funds     #3 of 141 funds
--------------------------------------------------------------------------------
5-YEAR           #1 of 84 funds            n/a                 n/a
--------------------------------------------------------------------------------
10-YEAR          #1 of 41 funds            n/a                 n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE
FOLLOWING DISTRIBUTIONS PER SHARE:

                          CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND            $0.86        $0.56        $0.58
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN    $0.55        $0.55        $0.55
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN     $0.95        $0.95        $0.95
--------------------------------------------------------------------------------

YOUR FUND'S STYLE

[EQUITY STYLE BOX]

                                   MORNINGSTAR EQUITY STYLE BOX
                                   Source: Morningstar, Inc. Chicago, IL.
                                   312-696-6000. The Morningstar Style Box is based on a software release date of 11/30/98. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                                   Please note that style boxes do not
                                   represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day.
                                   A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years.
                                   Morningstar has placed Kemper-Dreman High
                                   Return Equity Fund in the large value
                                   category. Please consult the prospectus
                                   for a description of investment policies.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE




[DREMAN PHOTO]

David N. Dreman is chairman of Dreman Value Management, L.L.C. (DVM), Inc. and portfolio manager of Kemper-Dreman High Return Equity Fund. He has more than 35 years of experience as an investment analyst, advisor and manager. Dreman holds a bachelor of commerce degree from the University of Manitoba, Winnipeg. Dreman is a regular columnist in Forbes and also the author of several books on contrarian investing, including Contrarian Investment Strategies: The Next Generation (Simon & Schuster 1998).

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions. This report must be preceded or accompanied by a prospectus when used as sales literature.

IN A DIFFICULT PERIOD FOR VALUE INVESTORS, KEMPER-DREMAN HIGH RETURN EQUITY FUND CONTINUED TO OUTPERFORM MANY OF ITS PEERS. THE FUND GAINED 14.25 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) FOR THE YEAR ENDED NOVEMBER 30, 1998, COMPARED TO THE LIPPER EQUITY INCOME FUNDS CATEGORY AVERAGE OF 10.65 PERCENT. PORTFOLIO MANAGER DAVID DREMAN MAINTAINS THAT PATIENCE, EXPERIENCE AND SOUND STOCK PICKING HELPED THE FUND IN THE YEAR'S VOLATILE ENVIRONMENT. HERE HE DISCUSSES HIS STRATEGY.

Q     THE DOW JONES AVERAGE PEAKED AT MORE THAN 9,000 IN JULY 1998, AND THEN
DRAMATICALLY DECLINED IN AUGUST, ONLY TO RALLY BACK UP AGAIN THROUGH NOVEMBER, THE FUND'S FISCAL YEAR END. HOW DID YOU POSITION THE FUND IN SUCH A VOLATILE MARKET?


A     This year certainly presented us with a strange market. Stocks that were already overvalued skyrocketed to unbelievable heights, while fundamentally solid companies with reasonable price-to-earnings (P/E) multiples languished. It was a very narrow market, in which the primary benefactors were the largest growth-style stocks. For value investors, those overvalued stocks with their extremely high P/E multiples just don't make sense. We continued to look for financially-sound companies with low price-to-earnings, price-to-book, price-to-cash flow and price-to-dividend ratios. As contrarian investors, we're always loath to pay a premium for any stock, and this year was no different.

      We did not make any major allocation shifts during the year, and we maintained strong positions in the financial services, tobacco and energy industries. Each of these sectors provides a great deal of value and has been out of favor for what we believe are the wrong reasons.

Q     YOU MENTIONED THE MARKET WAS VERY NARROW. CAN YOU EXPLAIN WHAT YOU MEAN BY
THAT?

A     By narrow market, I mean that there is a very short list of companies that have enjoyed strong performance over the past year. However, that's sometimes difficult to understand when you hear the Standard & Poor's 500 Stock Index (S&P
500) is up more than 21 percent for the 11-month period ended November 30. But it's important to realize that the S&P 500 is a capitalization-weighted index, meaning the largest companies represent a larger portion of the performance figures that are commonly reported.

      When we look at the S&P 500 on an average basis, meaning we average the returns of all 500 companies on an equal basis, the return for the index plummets to just 9.7 percent for the same 11-month period. The same is true of the NASDAQ. There, the 11-month return was 25 percent on a cap-weighted basis, but dropped to a negative 6.4 percent on an average basis.

      So what we faced last year was a market in which only a very small number of the largest growth companies made strong gains, while nearly every other company either

PERFORMANCE UPDATE



suffered declines or achieved only lackluster returns. With that said, we're pleased with the fund's 14.25 percent gain in Class A shares unadjusted for any sales charge.

Q     WHAT WAS THE APPEAL OF THE LARGE GROWTH STOCKS? AND HOW DID THE INTERNET
STOCKS FIT INTO THE PATTERN?

A     Investors were looking for security and liquidity in the market. There was still a great deal of concern about the Southeast Asia crisis that erupted in October 1997.

      Investors, for the most part, wanted to remain invested in the market, but only in those stocks they perceived to be safe havens -- very large, blue-chip growth companies with a history of consistent earnings. This pattern was reinforced as turmoil around the world surfaced such as the Russian currency devaluation and the economic weakness in Latin American countries.

      The huge appeal of internet stocks is a very difficult thing for me to understand. Many of these companies haven't made any money yet, but are trading at ridiculously high prices. The speculation around these stocks is amazing, and much of it seems to be fueled by individual investors, rather than institutional investors. This rampant rally is not likely to continue. The P/Es of these stocks make it impossible, in my estimation, for earnings to ever reach the level that would sustain these prices.

Q     WHAT DID THE NARROW MARKET MEAN FOR THE FUND THIS YEAR AND WHAT MIGHT IT
MEAN IN THE NEW YEAR?

A     Well, the narrow market made it difficult for value investors. As I said, it was only a handful of the very largest growth stocks that led the market. We're value investors and didn't compromise our investment strategy to ride the latest trend in the market. Despite the strong performance of growth stocks over value, the fund did come out in positive territory -- besting many of its peers.

      We've seen narrow markets in the past, which were followed by strong periods of outperformance by value stocks. Of course past performance cannot predict future events, but generally no one style of stock can stay in favor forever. And we firmly believe that it is impossible in the long run for these growth companies to sustain their power. We don't know when the growth rally is going to end, but we do believe that it will end some day, and the fund is well positioned should value stocks come back into favor.

Q     FINANCIAL SERVICES STOCKS MAKE UP THE LARGEST PORTION OF THE FUND'S
PORTFOLIO. HOW DID THEY PERFORM?

A Financial stocks got off to a slow start during the year and then suffered a major blow in August as it became apparent that the Asian crisis was beginning to impact some of the major money-center banks. Several large institutions like Citigroup, Chase Manhattan and Bank of America announced major write-offs of large amounts of foreign debt. Prices of these stocks then plummeted, taking the entire financial services sector down with them.

      We had been concerned about the level of foreign debt exposure these banks held. Thus, we invested in regional banks that had no foreign exposure, but that did have strong, sound businesses. As a result, the fund's financial services holdings withstood the downturn in August much better than the sector.

      In September, we took initial positions in some money-center banks and added to others at very discounted prices. We were confident in our decision because the banks were still fundamentally sound. There were loan defaults but they were one-time, one-quarter hits for those banks. We were confident that all the bad news had already been communicated. The market supported that assumption, and the prices of these stocks rose dramatically in September and October. This was of course very positive for the fund because we missed much of the decline of the money-center banks, but participated more fully in their sharp recovery.

      Financial stocks, we believe, are still undervalued by the market. Over the next few years we're looking for a 10 percent growth rate in financials.

Q     WHAT ABOUT THE FUND'S OIL STOCKS? HOW HAS THE SHARP DROP IN CRUDE OIL
PRICES AND THE CONSOLIDATION OF MAJOR OIL COMPANIES IMPACTED THE INDUSTRY AND THE FUND?

A     Oil and oil service stocks have been beaten up quite a bit. But we firmly believe this is just a temporary situation that should resolve itself fairly soon. The industry remains a strong one and these battered prices represent a great buying opportunity for the fund.

      To combat the low crude oil prices, a consolidation of the industry is taking form, which should be positive for the industry and the fund. During the year Amoco, our second largest holding, was taken over by British Petroleum. This transaction drove the price of Amoco up significantly -- about 30 percent since January 1998. Two of our other major oil holdings -- Atlantic Richfield and Texaco -- are

PERFORMANCE UPDATE



also sound takeover candidates in our opinion.

      There has been talk that the price of oil may move below $10 a barrel and remain there for an extended period of time. This is where the contrarian strategy always comes into play; we don't agree with that outlook at all. When you hear all the "experts" saying that oil is going down to about $8 a barrel and will stay there forever, that's as good of a buy signal as you'll get. Not long ago a similar scenario happened in the tobacco industry. The experts told the world that the tobacco industry would be finished as a result of its pending lawsuits. Well, the litigation with the individual states was settled this past fall, and tobacco stocks are alive and well.

      We believe the doom and gloom surrounding the oil industry now is equally irrational for two reasons. One is economic and the other political. First, the oil producers are not going to continue to sell oil that is cheaper than their cost to produce it. If crude prices do move to $8 or $9 a barrel, the oil companies can't afford to produce higher cost reserve oil any more, so the supply will begin to dry up and prices will rise.

      Secondly, even if oil did remain under $10 a barrel, the U.S. would not likely allow it to remain that low for any extended period of time. The reason? Mexico, Venezuela and Saudi Arabia. All of these nations are important to the U.S., and all would be severely hurt by a long-term downturn in oil prices. The U.S. can't afford to let that happen, especially with Mexico and Venezuela being so close to home and such large buyers of U.S. goods and services. So oil prices may fall temporarily, but they won't stay there because it would destabilize a major part of the world. This is a difficult time in the oil industry, but I think we'll work through it, and that we'll see some more strides, especially as industry consolidation continues.

Q     WHAT ABOUT TOBACCO STOCKS? ARE YOU STILL COMMITTED TO THAT SECTOR, AND DO
YOU BELIEVE THE TOBACCO COMPANIES' LEGAL TROUBLES ARE GONE FOR GOOD?

A     I'll never bet on the mind of a politician, but it looks as if the tobacco industry may be out of the woods. If you'll remember, a group of 46 states filed lawsuits against the tobacco companies seeking compensation to cover government healthcare costs to treat smoking-related diseases. In November, a settlement was reached giving the states $206 billion to settle all lawsuits pending against the tobacco industry and ensuring legal protection for years to come. Part of the deal requires the industry to commit $1.7 billion to research and programs aimed at discouraging smoking.

      With this sweeping agreement in place, we believe it's unlikely that the federal government would pursue any further litigation against the tobacco industry. The settlement is much narrower and much more positive for tobacco companies than any of the proposed litigation Congress came up with last year. Those proposals would have put huge price increases on cigarettes, granted the FDA authority over tobacco, and imposed penalties on the cigarette companies if teen smoking did not fall by certain percentages.

      Tobacco companies are taking enormous charges, but have the flexibility to raise prices significantly enough to finance the cost of the settlement over the next 20 years. The market responded favorably to the settlement and the prices of tobacco stocks have risen dramatically over the past several months.

      Most of the largest tobacco companies such as Philip Morris and R.J. Reynolds are well-diversified with solid consumer package goods businesses outside the tobacco industry and solid tobacco operations outside the United States. So we think there is still much more room for growth in these stocks, and we will continue to invest in these companies and the tobacco industry as a whole.

Q     ARE THERE ANY PARTICULAR STOCKS THAT PERFORMED EXCEPTIONALLY WELL DURING
THE LAST 12 MONTHS?

A     The fund's largest holdings were also its strongest performers this year.
On the whole, tobacco companies came through big for us. At this writing, Philip Morris, our largest holding, is at an all-time high. Amoco, even though oil is down on the whole, has done extremely well because of its takeover by British Petroleum. Amoco had reached a low of about $40 in July and is now trading at close to $60. Humana has also performed exceptionally well. In June the stock traded at just over $30, then declined sharply to just over $13. We doubled our position in Humana at about the time it reached its lows and since then, it's been on the rise. At the close of the year it was trading at approximately $19 per share.

PERFORMANCE UPDATE





Q     WHAT ABOUT DISAPPOINTMENTS, WERE THERE ANY ISSUES THAT SURPRISED YOU WITH
POORER THAN EXPECTED PERFORMANCE?

A     The oil companies overall have been disappointing, but as mentioned earlier, we think that it's only a temporary situation. Retailers have also disappointed us. Toys R Us, for example, is in a turnaround situation that hasn't worked itself out as quickly as we had hoped. But we're holding on to it and believe it will eventually come around and become a great holding for the fund.

Q     WHAT DO YOU EXPECT FROM THE MARKETS IN 1999, AND HOW WILL YOU POSITION THE
FUND?

A     I expect the volatility to continue, so we'll continue to manage the fund conservatively. What we want to do with the fund is have less volatility and, hopefully, reasonable return. We will continue our conservative stance, but if volatility knocks down areas that we like, we'll become more aggressive.

--------------------------------------------------------------------------------
TERMS TO KNOW

VALUE (CONTRARIAN) STYLE OF INVESTING Investors following this investment style seek to find value among promising stocks that are currently out of favor or, in other words, trading at prices lower than their earnings would suggest. Stocks become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general. They can also become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. David Dreman, portfolio manager of Kemper-Dreman High Return Equity Fund, is a pioneer of this investment philosophy.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR Stocks usually found in related industries, such as financial services. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

TWO-TIER MARKET Characteristic of a securities market in which most of the gains are represented by only a small group of companies. In 1998, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly strong gains.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                       1-YEAR   3-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN EQUITY
    FUND CLASS A                        7.70%   22.57%   21.27%    18.60%       18.41%  (since 3/18/88)
 ......................................................................................................
    KEMPER-DREMAN HIGH RETURN EQUITY
    FUND CLASS B                       10.22    23.44      N/A       N/A        25.01   (since 9/11/95)
 ......................................................................................................
    KEMPER-DREMAN HIGH RETURN EQUITY
    FUND CLASS C                       13.32    23.93      N/A       N/A        25.45   (since 9/11/95)
 ......................................................................................................

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 3/18/88 to
11/30/98
-------------------------------------------------------------------------------

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500
                                                           A(1)                    STOCK INDEX+         CONSUMER PRICE INDEX++
                                                ------------------------      ---------------------     ---------------------
3/18/88                                                  9425.00                    10000.00                    10000.00
                                                        10107.00                    10697.00                    10129.00
                                                        10154.00                    10732.00                    10283.00
                                                        10654.00                    11060.00                    10343.00
                                                        11307.00                    11843.00                    10498.00
                                                        11858.00                    12887.00                    10652.00
                                                        12771.00                    14266.00                    10730.00
                                                        12620.00                    14559.00                    10824.00
                                                        12309.00                    14121.00                    11047.00
                                                        12873.00                    15009.00                    11150.00
                                                         9933.00                    12948.00                    11391.00
                                                        11531.00                    14108.00                    11485.00
                                                        15362.00                    16155.00                    11588.00
                                                        15041.00                    16117.00                    11674.00
                                                        16188.00                    16978.00                    11777.00
12/31/91                                                17016.00                    18399.00                    11837.00
                                                        17858.00                    17935.00                    11957.00
                                                        17956.00                    18275.00                    12034.00
                                                        18176.00                    18851.00                    12129.00
                                                        20386.00                    19798.00                    12180.00
                                                        21293.00                    20663.00                    12326.00
                                                        21363.00                    20762.00                    12395.00
                                                        21363.00                    21298.00                    12455.00
                                                        22265.00                    21791.00                    12515.00
                                                        22046.00                    20966.00                    12635.00
                                                        22494.00                    21054.00                    12704.00
                                                        23290.00                    22082.00                    12824.00
12/31/94                                                22046.00                    22078.00                    12850.00
                                                        24001.00                    24226.00                    12996.00
                                                        26448.00                    26536.00                    13090.00
                                                        29154.00                    28644.00                    13150.00
                                                        32376.00                    30367.00                    13176.00
                                                        34020.00                    31997.00                    13365.00
                                                        35894.00                    33432.00                    13451.00
                                                        38079.00                    34466.00                    13545.00
                                                        41698.00                    37337.00                    13614.00
                                                        42527.00                    38340.00                    13734.00
                                                        48482.00                    45029.00                    13760.00
                                                        52542.00                    48400.00                    13837.00
                                                        55010.00                    49790.00                    13845.00
                                                        59587.00                    56732.00                    13923.00
                                                        58422.00                    58604.00                    13991.00
                                                        53917.00                    52784.00                    14043.00
11/30/98                                                61049.00                    60531.00                    14077.00

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS B
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 9/11/95 to
11/30/98
-------------------------------------------------------------------------------

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500
                                                           B(1)                     STOCK INDEX+         CONSUMER PRICE INDEX++
                                                ------------------------      ---------------------     -----------------------
9/11/95                                                 10000.00                    10000.00                    10000.00
                                                        10120.40                    10422.00                    10020.00
                                                        11287.70                    11049.00                    10039.00
                                                        11835.70                    11642.00                    10183.00
                                                        12464.10                    12164.00                    10249.00
                                                        13182.00                    12540.00                    10320.00
12/31/96                                                14406.80                    13585.00                    10373.00
                                                        14661.30                    13950.00                    10464.00
                                                        16667.40                    16383.00                    10484.00
                                                        18025.80                    17610.00                    10543.00
12/31/97                                                18832.00                    18116.00                    10549.00
                                                        20358.50                    20641.00                    10608.00
                                                        19914.50                    21323.00                    10661.00
                                                        18337.90                    19205.00                    10700.00
11/30/98                                                20531.80                    22024.00                    10726.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 9/11/95 to
11/30/98
--------------------------------------------------------------------------------

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500
                                                           C(1)                    STOCK INDEX+           CONSUMER PRICE INDEX++
                                                ------------------------      ---------------------       ---------------------
9/11/95                                                 10000.00                    10000.00                    10000.00
                                                        10188.00                    10422.00                    10020.00
                                                        11294.00                    11049.00                    10039.00
                                                        11843.00                    11642.00                    10183.00
                                                        12473.00                    12164.00                    10249.00
                                                        13189.00                    12540.00                    10320.00
12/31/96                                                14419.00                    13585.00                    10373.00
                                                        14668.00                    13950.00                    10464.00
                                                        16685.00                    16383.00                    10484.00
                                                        18046.00                    17610.00                    10543.00
12/31/97                                                18853.00                    18116.00                    10549.00
                                                        20382.00                    20641.00                    10608.00
                                                        19941.00                    21323.00                    10661.00
                                                        18365.00                    19205.00                    10700.00
11/30/98                                                20767.00                    22024.00                    10726.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class
  A shares is 5.75%. For Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER-DREMAN HIGH RETURN EQUITY FUND TO THE STANDARD & POOR'S 500 STOCK INDEX+ AND THE CONSUMER PRICE INDEX++, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

   +THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
    REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERSDATA. INVESTORS CANNOT ACTUALLY MAKE INVESTMENTS IN THIS INDEX.

  ++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN
    THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR    ALL
    URBAN CONSUMERS. SOURCE IS TOWERSDATA.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on November 30, 1998, and on November 30, 1997.

                             [COMPARISON BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN          KEMPER-DREMAN HIGH RETURN
                                                                 EQUITY FUND AS OF 11/30/98         EQUITY FUND AS OF 11/30/97
                                                                 --------------------------         --------------------------
Finance                                                                    42.20%                              31.00%
Consumer staples                                                           23.20%                              26.40%
Energy                                                                     20.10%                              24.10%
Health care                                                                 5.30%                               6.90%
Consumer cyclicals                                                          3.70%                               3.50%
Utilities                                                                   2.10%                               0.00%
Capital goods                                                               2.00%                               2.60%
Basic materials                                                             1.40%                               1.60%
Technology                                                                  0.00%                               3.90%

A COMPARISON WITH THE STANDARD & POOR'S 500 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman High Return Equity Fund represented on November 30, 1998, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.
[COMPARISON BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN          STANDARD & POOR'S 500 INDEX
                                                                 EQUITY FUND AS OF 11/30/98               AS OF 11/30/98
                                                                 --------------------------       ------------------------------
Finance                                                                    42.20%                              15.20%
Consumer staples                                                           23.20%                              15.30%
Energy                                                                     20.10%                               6.80%
Health care                                                                 5.30%                              12.30%
Consumer cyclicals                                                          3.70%                               9.10%
Utilities                                                                   2.10%                               3.30%
Capital goods                                                               2.00%                               8.10%
Basic materials                                                             1.40%                               3.50%
Technology                                                                  0.00%                              17.50%
Communication services                                                      0.00%                               7.90%
Transportation                                                              0.00%                               1.00%

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERSDATA.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
REPRESENTING 46.7 PERCENT OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1998

--------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                       PERCENT
--------------------------------------------------------------------------------------------------------

1.          PHILIP MORRIS                 The largest cigarette maker in the U.S. Through its       9.2%
                                          Miller Brewing subsidiary, it is also the country's
                                          second-largest brewer. This company is also a major
                                          branded food producer through its Kraft and General
                                          Foods subsidiaries.
--------------------------------------------------------------------------------------------------------

2.          AMOCO                         Engaged in the exploration, development and production    6.3%
                                          of crude oil and natural gas, and in the refining and
                                          marketing of petroleum products and petrochemicals.
--------------------------------------------------------------------------------------------------------

3.          BANK ONE                      A multi-bank holding company engaged in consumer          4.7%
                                          banking, commercial banking, trust and investment
                                          services, investment management, real estate
                                          operations, lease financing and international banking.
--------------------------------------------------------------------------------------------------------

4.          UST                           A holding company for four wholly owned subsidiaries      4.5%
                                          involved in tobacco, wine and entertainment
                                          distribution. The company's primary subsidiary is
                                          United States Tobacco, a global leader in the
                                          production of chewing tobacco and snuff.
--------------------------------------------------------------------------------------------------------

5.          ATLANTIC RICHFIELD            Engaged in exploring, developing and producing            4.4%
                                          petroleum, which includes petroleum liquids and natural
                                          gas.
--------------------------------------------------------------------------------------------------------

6.          FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private      4.3%
            ASSOCIATION (FNMA)            corporation federally chartered to provide financial
                                          products and services that increase the availability
                                          and affordability of housing to low, moderate and
                                          middle-income Americans.
--------------------------------------------------------------------------------------------------------

7.          RJR NABISCO HOLDINGS          The second largest producer of primarily branded          4.0%
                                          cigarettes sold domestically and internationally.
                                          Through its 81 percent-owned subsidiary, it is the
                                          leading producer of crackers and cookies in the U.S.
                                          market with significant products in various other food
                                          categories both domestically and internationally.
--------------------------------------------------------------------------------------------------------

8.          FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie Mac", this corporation      3.4%
            CORP. (FHLMC)                 provides for the transfer of capital between mortgage
                                          lenders and mortgage security investors, enabling
                                          mortgage lenders to provide a continuous flow of funds
                                          to borrowers.
--------------------------------------------------------------------------------------------------------

9.          BANKAMERICA                   A multi-bank holding company engaged in consumer          3.2%
                                          banking, commercial banking, trust and investment
                                          services, investment management, real estate
                                          operations, lease financing and international banking.
--------------------------------------------------------------------------------------------------------

10.         TEXACO                        Engaged in the worldwide exploration for and              2.7%
                                          production, transportation, refining and marketing of
                                          crude oil, natural gas and petroleum products.
--------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
COMMON STOCKS                                                                                  SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
    BANKS--21.7%                             Bank One Corporation                           4,768,479     $  244,683
                                             Bank of New York Co., Inc.                       642,800         22,016
                                             BankAmerica Corp.                              2,545,081        165,907
                                             BancBoston Corp.                                 724,700         30,166
                                             Bankers Trust New York Corp.                     738,200         64,223
                                             Citigroup Inc.                                 1,824,000         91,542
                                             Crestar Financial Corp.                          452,300         30,021
                                             First Union Corp.                              1,546,520         93,951
                                             Fleet Financial Group, Inc.                    2,314,400         96,482
                                             J.P. Morgan & Co., Inc.                          162,400         17,357
                                             KeyCorp                                        2,549,700         78,244
                                             National Bank of Canada                        1,166,900         18,256
                                             PNC Bank Corp.                                 2,206,535        113,774
                                             Republic New York Corp.                        1,356,800         63,430
                                             ---------------------------------------------------------------------------
                                                                                                           1,130,052
------------------------------------------------------------------------------------------------------------------------
    BASIC MATERIALS--1.1%                    Hanson, PLC, ADR                                 734,425         27,266
                                             Universal Corp.                                  880,350         30,977
                                             ---------------------------------------------------------------------------
                                                                                                              58,243
------------------------------------------------------------------------------------------------------------------------
    CONSUMER DISCRETIONARY--2.9%             Dayton Hudson Corp.                              222,800         10,026
                                             Dillard's, Inc.                                   77,800          2,674
                                          (a)Fruit of the Loom, Inc., "A"                   2,855,700         42,122
                                          (a)Toys "R" Us, Inc.                              4,522,200         89,313
                                             V.F. Corporation                                 123,000          6,035
                                             ---------------------------------------------------------------------------
                                                                                                             150,170
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--18.1%                  Imperial Tobacco Group, ADR                    1,006,150         21,381
                                             Philip Morris Companies, Inc.                  8,567,800        479,261
                                             RJR Nabisco Holdings Corp.                     7,211,800        207,790
                                             UST, Inc.                                      6,790,400        235,966
                                             ---------------------------------------------------------------------------
                                                                                                             944,398
------------------------------------------------------------------------------------------------------------------------
    ENERGY--15.7%                            Amoco Corp.                                    5,511,600        324,840
                                             Atlantic Richfield Co.                         3,396,200        225,847
                                             Diamond Offshore Drilling, Inc.                1,059,500         23,706
                                             ENSCO International, Inc.                      2,296,400         21,959
                                          (a)Global Marine, Inc.                            1,757,100         16,473
                                          (a)Noble Drilling Corp.                           1,806,200         20,884
                                             Texaco, Inc.                                   2,419,900        139,295
                                             Tidewater, Inc.                                  981,500         22,636
                                             Transocean Offshore, Inc.                        937,500         23,145
                                             ---------------------------------------------------------------------------
                                                                                                             818,785
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES--11.3%                American General Corp.                            74,800          5,269
                                             American International Group, Inc.               225,000         21,150
                                             Associates First Capital Corp.                   113,248          8,819
                                             Bear Stearns Companies, Inc.                     296,500         12,453
                                             Capital One Financial Corp.                      585,400         64,394
                                             Federal Home Loan Mortgage Corp.               2,923,900        176,896
                                             Federal National Mortgage Association          3,032,800        220,636
                                             Lehman Brothers Holdings, Inc.                   335,000         16,729
                                             Merrill Lynch & Co., Inc.                        290,000         21,750
                                             MONY Group, Inc.                                  19,000            588
                                             Ohio Casualty Corp.                              145,800          5,905

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                               SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Safeco Corp.                                     175,500     $    7,536
                                             St. Paul Companies, Inc.                         731,010         25,768
                                             ---------------------------------------------------------------------------
                                                                                                             587,893
------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--4.1%                        Columbia/HCA Healthcare Corp.                  2,342,200         57,677
                                          (a)Humana, Inc.                                   6,343,770        125,686
                                          (a)Tenet Healthcare Corp.                         1,027,800         30,384
                                             ---------------------------------------------------------------------------
                                                                                                             213,747
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--1.6%                          Columbia Energy Group                          1,462,200         82,980
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    OTHER--1.6%                              Philips Electronics, N.V                         701,300         44,401
                                             Xerox Corp.                                      338,100         36,346
                                             ---------------------------------------------------------------------------
                                                                                                              80,747
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--78.1%
                                             (Cost $3,532,706)                                             4,067,015
                                             ---------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
    (b) REPURCHASE                           Investors Fiduciary Trust Co.,
    AGREEMENT--1.8%                          dated 11/30/98, 4.00%, due 12/01/98
                                             (Cost $93,663)                              $     93,663         93,663
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    (c) MONEY MARKET                         Yield--4.75% to 5.44%
    INSTRUMENTS--20.1%                       Due--December 1998
                                             American Honda Financial                          40,000         39,765
                                             BellSouth Corp.                                   53,083         52,925
                                             Ciesco L.P.                                       80,000         79,828
                                             Coca Cola Co.                                     87,000         86,662
                                             Duke Energy Corp.                                 61,000         60,945
                                             Export Development Corp.                          74,000         73,623
                                             Ford Motor Credit Co.                             50,000         49,769
                                             General Electric Capital Corp.                    85,000         84,751
                                             IBM Corp.                                         30,000         29,910
                                             IBM Credit Corp.                                 110,000        109,539
                                             Morgan Stanley Dean Witter & Co.                  30,000         29,811
                                             National Rural Utilities Cooperative
                                               Finance Corp.                                   40,000         39,983
                                             Shell Oil Co.                                     64,000         63,891
                                             U.S. Treasury bills                               45,000         44,932
                                             Windmill Funding Corp.                            32,000         31,965
                                             Other                                            166,000        165,730
                                             ---------------------------------------------------------------------------
                                             TOTAL MONEY MARKET INSTRUMENTS--20.1%
                                             (Cost $1,044,029)                                             1,044,029
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $4,670,398)                                            $5,204,707
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase Agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

(c) The fund has entered into exchange traded S&P 500 index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $833,580,000 of money market instruments. As a result, approximately 94% of the fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $4,670,398,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $758,177,000, the gross unrealized depreciation was $223,868,000 and the net unrealized appreciation on investments was $534,309,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER-DREMAN HIGH RETURN EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Equity Fund as of November 30, 1998, and the related statements of operations for the year then ended and changes in net assets for the year then ended and the eleven months ended November 30, 1997, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Equity Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the eleven months ended November 30, 1997, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $4,670,398)                                               $5,204,707
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  17,808
--------------------------------------------------------------------------
  Dividends and interest                                             7,636
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,230,151
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             24,704
--------------------------------------------------------------------------
  Fund shares redeemed                                               7,821
--------------------------------------------------------------------------
  Management fee                                                     3,228
--------------------------------------------------------------------------
  Distribution services fee                                          1,487
--------------------------------------------------------------------------
  Administrative services fee                                          787
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             2,667
--------------------------------------------------------------------------
  Directors' fees and other                                            836
--------------------------------------------------------------------------
    Total liabilities                                               41,530
--------------------------------------------------------------------------
NET ASSETS                                                      $5,188,621
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $4,418,085
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     228,464
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         534,309
--------------------------------------------------------------------------
Undistributed net investment income                                  7,763
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $5,188,621
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,420,144 / 67,808 shares outstanding)                          $35.69
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $37.87
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,275,687 / 64,079 shares outstanding)                          $35.51
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($461,586 / 12,989 shares outstanding)                            $35.54
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($31,204 / 874 shares outstanding)                                $35.71
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $338)             $ 80,249
------------------------------------------------------------------------
  Interest                                                        68,240
------------------------------------------------------------------------
    Total investment income                                      148,489
------------------------------------------------------------------------
Expenses:
  Management fee                                                  29,284
------------------------------------------------------------------------
  Distribution services fee                                       16,361
------------------------------------------------------------------------
  Administrative services fee                                      9,889
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          12,382
------------------------------------------------------------------------
  Professional fees                                                  112
------------------------------------------------------------------------
  Reports to shareholders                                            800
------------------------------------------------------------------------
  Registration fees                                                1,124
------------------------------------------------------------------------
  Directors' fees and other                                          279
------------------------------------------------------------------------
    Total expenses                                                70,231
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             78,258
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                       71,415
------------------------------------------------------------------------
  Net realized gain from futures transactions                    158,813
------------------------------------------------------------------------
    Net realized gain                                            230,228
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           203,426
------------------------------------------------------------------------
Net gain on investments                                          433,654
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $511,912
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                                        ELEVEN MONTHS
                                                                 YEAR ENDED                 ENDED
                                                                NOVEMBER 30,            NOVEMBER 30,
                                                                    1998                    1997
-----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
  Net investment income                                          $   78,258                    32,716
-----------------------------------------------------------------------------------------------------
  Net realized gain                                                 230,228                   134,870
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             203,426                   249,096
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                511,912                   416,682
-----------------------------------------------------------------------------------------------------
  Distribution from net investment income                           (85,786)                  (17,802)
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                              (135,946)                   (3,648)
-----------------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (221,732)                  (21,450)
-----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                      1,966,720                 1,798,655
-----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      2,256,900                 2,193,887
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------

Beginning of period                                               2,931,721                   737,834
-----------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed
net investment income of $7,763 and
$15,293, respectively)                                $5,188,621                 2,931,721
-----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF
     THE FUND Kemper-Dreman High Return Equity Fund (the fund) is a separate series of Kemper Value Series, Inc.
                             (KVS), an open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue three billion shares of $.01 par value common stock.

                             The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Futures contracts are valued at the most recent settlement price. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.
                             All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $29,284,000 for the year ended November 30, 1998. Dreman Value
                             Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the fund, and is paid by Scudder Kemper for its services.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares of the fund are as follows:

                                                                                                    COMMISSIONS
                                                                                                   ALLOWED BY KDI
                                                                            COMMISSIONS     ----------------------------
                                                                          RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                                          ---------------   ------------   -------------
                                       Year ended November 30, 1998         $2,099,000       17,133,000       228,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                              DISTRIBUTION FEES      COMMISSIONS AND
                                                                                  AND CDSC        DISTRIBUTION FEES PAID
                                                                               RECEIVED BY KDI       BY KDI TO FIRMS
                                                                              -----------------   ----------------------
                                       Year ended November 30, 1998              $19,183,000            37,078,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid by the fund are as follows:

                                                                                                 ASF PAID BY KDI
                                                                          ASF PAID BY      ----------------------------
                                                                        THE FUND TO KDI    TO ALL FIRMS   TO AFFILIATES
                                                                        ----------------   ------------   -------------
                                       Year ended November 30, 1998       $ 9,889,000       10,206,000       21,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $9,561,000 for the year ended November 30, 1998.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no payments to its officers and incurred directors' fees of $127,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $2,180,221

                             Proceeds from sales                         191,208

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                     YEAR ENDED                    ELEVEN MONTHS ENDED
                                                                 NOVEMBER 30, 1998                  NOVEMBER 30, 1997
                                                              ------------------------           -----------------------
                                                              SHARES          AMOUNT             SHARES         AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                40,754       $1,379,719           32,374       $  979,187
                                       ---------------------------------------------------------------------------------
                                        Class B                31,947        1,078,528           31,055          934,233
                                       ---------------------------------------------------------------------------------
                                        Class C                 7,836          264,584            5,473          164,900
                                       ---------------------------------------------------------------------------------
                                        Class I                   569           19,165              952           28,381
                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 3,218          106,200              395           12,470
                                       ---------------------------------------------------------------------------------
                                        Class B                 2,506           81,999              193            6,172
                                       ---------------------------------------------------------------------------------
                                        Class C                   385           12,591               26              855
                                       ---------------------------------------------------------------------------------
                                        Class I                    69            2,252               14              422
                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (18,866)        (634,115)          (6,529)        (201,847)
                                       ---------------------------------------------------------------------------------
                                        Class B                (7,892)        (262,838)          (2,981)         (90,730)
                                       ---------------------------------------------------------------------------------
                                        Class C                (1,841)         (61,206)            (572)         (17,377)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (598)         (20,159)            (586)         (18,011)
                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 1,444           48,468              469           14,557
                                       ---------------------------------------------------------------------------------
                                        Class B                (1,450)         (48,468)            (471)         (14,557)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                  $1,966,720                        $1,798,655
                                       ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates. At November 30, 1998, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $29,956,000. The fund also had liquid assets in excess of the face amount of open futures contracts. At November 30, 1998, the following futures contracts were owned by the fund.

                                                                CONTRACT                EXPIRATION     GAIN AT
                                               TYPE              AMOUNT      POSITION     MONTH       11/30/98
                                       -------------------------------------------------------------------------

                                       S&P 500 Index          $833,580,000   Long      December '98  $95,053,000

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------------
                                                                 CLASS A
                                           ----------------------------------------------------
                                               YEAR       ELEVEN MONTHS    YEAR ENDED DECEMBER
                                              ENDED           ENDED                31,
                                           NOVEMBER 30,   NOVEMBER 30,    ---------------------
                                               1998           1997        1996    1995    1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $33.52          26.52       21.49   15.11   15.50
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .73            .54         .39     .26     .25
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       3.80           6.89        5.75    6.76    (.39)
-----------------------------------------------------------------------------------------------
Total from investment operations                4.53           7.43        6.14    7.02    (.14)
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .86            .37         .38     .24     .25
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50            .06         .73     .40      --
-----------------------------------------------------------------------------------------------
Total dividends                                 2.36            .43        1.11     .64     .25
-----------------------------------------------------------------------------------------------
Net asset value, end of period                $35.69          33.52       26.52   21.49   15.11
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  14.25%         28.15       28.79   46.86    (.99)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------
Expenses                                        1.19%          1.22        1.21    1.25    1.25
-----------------------------------------------------------------------------------------------
Net investment income                           2.28%          2.38        2.12    1.55    1.58
-----------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------
Expenses                                        1.19%          1.22        1.21    1.57    1.39
-----------------------------------------------------------------------------------------------
Net investment income                           2.28%          2.38        2.12    1.23    1.44
-----------------------------------------------------------------------------------------------

                                           ----------------------------------------------------------------
                                                                       CLASS B
                                           ----------------------------------------------------------------
                                               YEAR       ELEVEN MONTHS       YEAR          SEPT. 11
                                              ENDED           ENDED           ENDED            TO
                                           NOVEMBER 30,   NOVEMBER 30,      DEC. 31,        DEC. 31,
                                               1998           1997            1996            1995
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $33.37          26.44           21.47           19.45
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45            .31             .19             .07
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.75           6.84            5.72            2.41
-----------------------------------------------------------------------------------------------------------
Total from investment operations                4.20           7.15            5.91            2.48
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .56            .16             .21             .06
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50            .06             .73             .40
-----------------------------------------------------------------------------------------------------------
Total dividends                                 2.06            .22             .94             .46
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $35.51          33.37           26.44           21.47
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  13.22%         27.10           27.63           12.88
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                        2.06%          2.12            2.20            2.00
-----------------------------------------------------------------------------------------------------------
Net investment income                           1.41%          1.48            1.13             .61
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                        2.06%          2.12            2.31            2.35
-----------------------------------------------------------------------------------------------------------
Net investment income                           1.41%          1.48            1.02             .26
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           --------------------------------------------------
                                                                CLASS C
                                           --------------------------------------------------
                                               YEAR       ELEVEN MONTHS     YEAR     SEPT. 11
                                              ENDED           ENDED        ENDED        TO
                                           NOVEMBER 30,   NOVEMBER 30,    DEC. 31,   DEC. 31,
                                               1998           1997          1996       1995
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $33.38          26.45        21.48      19.45
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45            .32          .20        .09
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.79           6.83         5.72       2.41
---------------------------------------------------------------------------------------------
Total from investment operations                4.24           7.15         5.92       2.50
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .58            .16          .22        .07
---------------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50            .06          .73        .40
---------------------------------------------------------------------------------------------
Total dividends                                 2.08            .22          .95        .47
---------------------------------------------------------------------------------------------
Net asset value, end of period                $35.54          33.38        26.45      21.48
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  13.32%         27.10        27.66      12.94
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                        2.01%          2.10         2.22       1.95
---------------------------------------------------------------------------------------------
Net investment income                           1.46%          1.50         1.11        .66
---------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                        2.01%          2.10         2.33       2.30
---------------------------------------------------------------------------------------------
Net investment income                           1.46%          1.50         1.00        .31
---------------------------------------------------------------------------------------------

                                           --------------------------------------------------
                                                               CLASS I
                                           --------------------------------------------------
                                               YEAR       ELEVEN MONTHS     YEAR      NOV. 1
                                              ENDED           ENDED        ENDED        TO
                                           NOVEMBER 30,   NOVEMBER 30,    DEC. 31,   DEC. 31,
                                               1998           1997          1996       1995
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $33.51          26.49        21.51      19.90
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .95            .75          .54        .04
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.76           6.81         5.70       2.03
---------------------------------------------------------------------------------------------
Total from investment operations                4.71           7.56         6.24       2.07
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       1.01            .48          .53        .06
---------------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50            .06          .73        .40
---------------------------------------------------------------------------------------------
Total dividends                                 2.51            .54         1.26        .46
---------------------------------------------------------------------------------------------
Net asset value, end of period                $35.71          33.51        26.49      21.51
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  14.83%         28.71        29.36      10.47
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                         .76%           .83          .88        .47
---------------------------------------------------------------------------------------------
Net investment income                           2.71%          2.77         2.45       1.99
---------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                         .76%           .83          .88        .85
---------------------------------------------------------------------------------------------
Net investment income                           2.71%          2.77         2.45       1.61
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[CAPTION]

-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------
                                                          ELEVEN MONTHS
                                            YEAR ENDED        ENDED          YEAR ENDED DECEMBER 31,
                                           NOVEMBER 30,   NOVEMBER 30,    -----------------------------
                                               1998           1997         1996      1995     1994
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $5,188,621      2,931,721     737,834   98,196   35,005
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 7%             5          10       18       12
-------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder
      Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the year ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------
The fund paid a distribution of $.95 per share from net long-term capital gains during the year ended November 30, 1998, of which 82% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $165,514,000 as capital gain dividends for the year ended November 30, 1998, of which 100% represents 20% rate gains.

For corporate shareholders, 52% of the income dividends paid during the year ended November 30, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

DANIEL PIERCE                     MARK S. CASADY
Chairman and Director             President

JAMES E. AKINS                    PHILIP J. COLLORA
Director                          Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Director                          JOHN R. HEBBLE
                                  Treasurer
FREDERICK T. KELSEY
Director                          THOMAS H. FORESTER
                                  Vice President
THOMAS W. LITTAUER
Director and Vice President       ANN M. MCCREARY
                                  Vice President
FRED B. RENWICK
Director                          KATHRYN L. QUIRK
                                  Vice President
JOHN B. TINGLEFF
Director                          THOMAS F. SASSI
                                  Vice President
JOHN G. WEITHERS
Director                          STEVEN T. STOKES
                                  Vice President

                                  LINDA J. WONDRACK
                                  Vice President

                                  MAUREEN E. KANE
                                  Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

                                  ELIZABETH C. WERTH
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT           KEMPER SERVICE COMPANY
                                    P.O. Box 419557
                                    Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105

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INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606

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PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com



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Long-term investing in a short-term world(SM)

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This report is not to be distributed unless preceded
or accompanied by a Kemper Equity Funds/Value
Style prospectus.

KDHRF - 2 (1/26/99) 1064430